SUPPLEMENT DATED MAY 28, 2003 TO

                        PROSPECTUS DATED MAY 1, 2003 FOR

              INDIVIDUAL SINGLE PURCHASE PAYMENT IMMEDIATE VARIABLE

                      AND/OR FIXED INCOME ANNUITY CONTRACTS

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   THROUGH ITS

                        NATIONWIDE VARIABLE ACCOUNT - 12


THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

The section entitled "Legal Proceedings" is amended to reflect the following:

On April 18, 2003, the Alabama Supreme Court reversed the $50 million dollar verdict against Waddell & Reed, Inc. and entered judgment as a matter of law in favor of Waddell & Reed, Inc. and its affiliates on the tortuous interference, fraudulent suppression and promissory fraud claims. The remaining claims were remanded for a new trial.